As filed with the Securities and Exchange Commission, via EDGAR, on March 5,1997
                                                          Registration No. 333-
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                             --------------------

                            Liberty Property Trust
                     Liberty Property Limited Partnership
    (Exact name of each Registrant as specified in its governing documents)
                             --------------------

                  Maryland                                23-7768996
                Pennsylvania                              23-2766549
(State or other jurisdiction of incorporation   (I.R.S. Employer Identification
  or organization of respective Registrant)    Number of respective Registrant)
                              --------------------

             65 Valley Stream Parkway, Malvern, Pennsylvania 19355
                                (610) 648-1700
              (Address, including zip code, and telephone number,
                including area code, of Registrants' principal
                              executive offices)
                             --------------------

                            James J. Bowes, Esquire
                           65 Valley Stream Parkway
                          Malvern, Pennsylvania 19355
                                (610) 648-1700
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                             --------------------

                 Please send a copy of all correspondence to:

                          Richard A. Silfen, Esquire
                      Wolf, Block, Schorr and Solis-Cohen
                        Twelfth Floor Packard Building
                      S.E. Corner 15th & Chestnut Streets
                       Philadelphia, Pennsylvania 19102
                                (215) 977-2000
                             --------------------

           Approximate date of commencement of the proposed sale to
             the public: From time to time after this Registration
                         Statement becomes effective.
                             --------------------

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: / x /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / x / (File No. 33-94782)

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / / ________

         If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box: / x /
                             --------------------

                                          CALCULATION OF REGISTRATION FEE
===================================================================================================================
                                                                                   Proposed
                                                                Proposed           Maximum
        Title of Each Class of               Amount             Maximum           Aggregate          Amount of
     Securities to be Registered              to be          Offering Price        Offering         Registration
                                        Registered (1)(2)     Per Unit (3)        Price (3)             Fee
-------------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial
     Interest, $0.001 par                  $21,920,000            100%           $21,920,000           $6,643
     value (4)........................

===================================================================================================================

 (1) In no event will the aggregate initial offering price of the Securities registered hereby exceed $21,920,000, or the equivalent thereof in one or more foreign currencies or composite currencies, including European currency units. This Registration Statement also includes any Securities issuable upon stock splits or similar transactions pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act").

 (2) Subject to footnote (1), there is being registered an indeterminate number of Common Shares of Beneficial Interest as may be sold, from time to time, by Liberty Property Trust (the "Trust").

 (3) Estimated solely for the purpose of computing the registration fee, pursuant to Rule 457(o) under the Securities Act. The proposed maximum offering price per unit will be determined from time to time by the Trust in connection with the issuance by the Trust of the Securities registered hereunder.

 (4)     To be issued by the Trust.

-------------------------------------------------------------------------------

                         EXPLANATION AND INCORPORATION
                      OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

         The information in the Registration Statement on Form S-3 (File No. 33-94782) filed with the Securities and Exchange Commission by Liberty Property Trust and Liberty Property Limited Partnership pursuant to the Securities Act of 1933, as amended (the "Securities Act"), is incorporated by reference into this Registration Statement.

                                 CERTIFICATION

         In accordance with Rule 111(b) under the Securities Act, the undersigned Registrants certify as follows:

                  (i) the Registrants or their agent have instructed the Registrants' bank or a wire transfer service to transmit to the Commission the applicable filing fee by a wire transfer of such amount from the account of the Registrants or their agent to the Commission's account at Mellon Bank as soon as practicable but no later than the close of the next business day following the filing of this Rule 462(b) registration statement;

                  (ii) the Registrants or their agent will not revoke such instructions; and

                  (iii) the Registrants or their agent have sufficient funds in such account to cover the amount of such filing fee.

         The Registrants further undertake that, if such instructions have been sent after the close of business of such bank or wire transfer service, they will confirm receipt of such instructions by such bank or wire transfer service during regular business hours on the following business day.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Malvern, Commonwealth of Pennsylvania, on the 5th day of March, 1997.


                                                 LIBERTY PROPERTY TRUST



                                                 By: /s/ Willard G. Rouse III
                                                     ------------------------
                                                         Willard G. Rouse III
                                                         Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities with the above Registrant and on the dates indicated.


Signature                                   Title                                             Date
---------                                   -----                                             ----

/s/ Willard G. Rouse III                    Chairman of the Board of Trustees                 March 5, 1997
-------------------------------             and Chief Executive Officer
Willard G. Rouse III                        (Principal Executive Officer)



/s/ George J. Alburger, Jr.                 Chief Financial Officer                           March 5, 1997
-------------------------------             (Principal Financial and
George J. Alburger, Jr.                     Accounting Officer)



                *                           Trustee                                           March 5, 1997
-------------------------------
Frederick F. Buchholz



                *                           Trustee                                           March 5, 1997
-------------------------------
George F. Congdon




Signature                       Title                               Date
---------                       -----                               ----

/s/ Joseph P. Denny             Trustee                             March 5, 1997
---------------------
Joseph P. Denny



          *                     Trustee                             March 5, 1997
---------------------
J. Anthony Hayden



          *                     Trustee                             March 5, 1997
---------------------
M. Leanne Lachman



          *                     Trustee                             March 5, 1997
---------------------
David L. Lingerfelt



          *                     Trustee                             March 5, 1997
---------------------
John A. Miller



          *                     Trustee                             March 5, 1997
---------------------
Stephen B. Siegel


*By: /s/ Willard G. Rouse III
     ------------------------
      Willard G. Rouse III
      Attorney-in-Fact

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Malvern, Commonwealth of Pennsylvania, on the 5th day of March, 1997.

                                        LIBERTY PROPERTY LIMITED
                                        PARTNERSHIP

                                        BY:  Liberty Property Trust, as its sole
                                             general partner


                                             By: /s/ Willard G. Rouse III
                                                 -------------------------------
                                                     Willard G. Rouse III
                                                     Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated with the sole general partner of the above Registrant and on the dates indicated.


Signature                                    Title                                        Date
---------                                    -----                                        ----

/s/ Willard G. Rouse III                     Chairman of the Board of Trustees            March 5, 1997
--------------------------------             and Chief Executive Officer
Willard G. Rouse III                         (Principal Executive Officer)



/s/ George J. Alburger, Jr.                  Chief Financial Officer                      March 5, 1997
--------------------------------             (Principal Financial and
George J. Alburger, Jr.                      Accounting Officer)



            *                                Trustee                                      March 5, 1997
--------------------------------
Frederick F. Buchholz


            *                                Trustee                                      March 5, 1997
--------------------------------
George F. Congdon

Signature                      Title                              Date
---------                      -----                              ----

/s/ Joseph P. Denny            Trustee                            March 5, 1997
-------------------------
Joseph P. Denny

        *                      Trustee                            March 5, 1997
-------------------------
J. Anthony Hayden

        *                      Trustee                            March 5, 1997
-------------------------
M. Leanne Lachman

        *                      Trustee                            March 5, 1997
-------------------------
David L. Lingerfelt

        *                      Trustee                            March 5, 1997
-------------------------
John A. Miller

        *                      Trustee                            March 5, 1997
-------------------------
Stephen B. Siegel


*By: /s/ Willard G. Rouse III
     ----------------------------
        Willard G. Rouse III
        Attorney-in-Fact


                                 EXHIBIT INDEX


         Item              Description
         ----              -----------
         5                 Opinion of Weinberg & Green LLC.

         23.1              Consent of Ernst & Young LLP.

         23.2              Consent of Fegley & Associates.

         23.3              Consent of Weinberg & Green LLC (included in Exhibit 5).

         24                Powers of Attorney.  (Incorporated by reference to Exhibit 24.1 to the
                           Registration Statement on Form S-3 of the Registrants, Commission File No.
                           33-94782.)
